SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                            PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): DECEMBER 14, 2001
                                                         -----------------




                             GLOBESPAN VIRATA, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




DELAWARE                          000-26401                     75-2658218
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission                 (I.R.S. Employer
of Incorporation)                File Number)               Identification No.)


100 SCHULZ DRIVE
RED BANK, NEW JERSEY                                              07701
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (732) 345-7500
                                                     --------------


                                 GLOBESPAN, INC.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

          On December 14, 2001, GlobeSpan, Inc. ("GlobeSpan") consummated its previously announced merger with Virata Corporation ("Virata") pursuant to the Agreement and Plan of Merger, dated as of October 1, 2001 (the "Merger Agreement"), by and among GlobeSpan, Wine Acquisition Corp., a wholly owned subsidiary of GlobeSpan ("Merger Sub"), and Virata. On that date GlobeSpan also changed its name to "GlobeSpan Virata, Inc." ("GlobeSpanVirata" or "Registrant"). The stockholders of both companies approved resolutions relating to these transactions on December 14, 2001. The approval and consummation of these transactions were announced in a joint press release of GlobeSpan and Virata, dated December 14, 2001, and a press release of GlobeSpanVirata, dated December 17, 2001, respectively, copies of such releases are filed as exhibits hereto and incorporated herein by reference.

        Pursuant to the Merger Agreement, Merger Sub was merged with and into Virata with Virata continuing as the surviving corporation and a wholly owned subsidiary of Registrant (the "Merger"). As a result of the Merger, each issued and outstanding share of common stock, par value $0.001 per share, of Virata ("Virata Common Stock") was automatically converted into the right to receive
1.02 (the "Exchange Ratio") of a validly issued, fully paid and nonassessable shares of common stock, par value $0.001 per share, of Registrant ("Registrant Common Stock"); provided that no fractional shares will be issued and holders otherwise entitled to fractional shares shall receive a pro rata share of the cash proceeds of the sale of such shares. In addition, each option to purchase capital stock of Virata outstanding under Virata's existing stock option plans was converted into an option to purchase Registrant Common Stock on the same terms and conditions provided that the number of shares subject to such option and its exercise price were adjusted to reflect the Exchange Ratio.

        Effective upon consummation of the Merger, the Board of Directors of Registrant contained eight members, one-half of whom were designated by GlobeSpan and one-half of whom were designated by Virata. Joining Armando Geday, James Coulter, Dipanjan Deb and John Marren, each of whom were elected to the Board at the last annual meeting of stockholders of GlobeSpan, are Charles Cotton, Gary Bloom, Hermann Hauser and Giuseppe Zocco, each of whom were directors of Virata prior to consummation of the Merger.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

                The financial statements required by this Item will be filed by amendment within 60 days from the date of filing of this current report on Form 8-K.

     (b)  Pro Forma Financial Information.

          The pro forma financial information required by this Item will be filed by amendment within 60 days from the date of filing of this current report on Form 8-K.

     (c)  Exhibits.

          No.               Description
          ---               -----------

          99.1              Press Release, dated December 14, 2001

          99.2              Press Release, dated December 17, 2001

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GLOBESPAN VIRATA, INC.


                                             By: /s/ ARMANDO GEDAY
                                             -----------------------------------
                                             Armando Geday
Date: December 17, 2001                      President and
                                             Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit
         No.               Description
         ---               -----------

         99.1              Press Release, dated December 14, 2001
         99.2              Press Release, dated December 17, 2001